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                                                                    EXHIBIT 10.1

                                   ADDENDUM #2
                                     TO THE
                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


This Addendum #2 to the First Amendment to Employment Agreement ("Agreement"), dated and made effective as of May 16, 2000, by and between INTERDENT, INC., a Delaware corporation (the "Company"), and Michael T. Fiore ("Employee").

The parties have agreed as follows:

     1. STOCK OPTIONS. The first sentence of Section 3 of the Agreement is hereby amended to read in its entirety as follows:

          "Employee will be granted options to purchase 500,000 shares of the Company's Common Stock under the 1999 InterDent Employee Stock Option Plan and each such option will have an exercise price of $4.00."

     2.   DISABILITY. The second to last sentence in the first paragraph of
          Section 6 of the Agreement is hereby amended to read in its entirety as follows:

          "The loan and accrued interest will be with recourse to the Employee only until May 1, 2002 or at such earlier date if any of the following events occur, at which time the loan and accrued interest will be with recourse only to Employee's current ownership of 322,000 shares of InterDent Common Stock, Employee's 500,000 options to purchase InterDent Common Stock as granted in (3) above, and Employee's 1,000,000 options to purchase InterDent Common Stock under the "Super Option" Plan as granted in (4) above, and Employee's 150,000 options to purchase DentalXChange Common Stock as granted in (2) above: (i) Employee's employment with the Company is terminated by the Company for any reason other than "cause", as defined in the Employment Agreement dated March 11, 1999; (ii) Employee's employment with the Company is terminated by Employee for "good reason", as defined in the Employment Agreement dated March 11, 1999, or for failure of the Company to make the required installments of the Loan as specified in this Section (6) which failure is another event under the definition of "good reason" in Section 8(d) of the Employment Agreement; (iii) a "change in control" (as defined in subparagraphs (a) through (c) below) of the Company occurs; (iv) the Company fails to make any installment of the Loan to Employee on the dates specified above (provided that the Company has a ten day cure period following notice of non-payment); or (v) an event of Employee Disability occurs. For purposes hereof, "an event of Employee Disability" shall mean Employee's inability to perform substantially all of the duties and services required of Employee hereunder for a period of six (6) months.

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     3.   The Company and Employee hereby agree that Employee will not obtain
          Disability Insurance providing for five million dollars ($5,000,000) in coverage in the event of an Employees Disability.

     4. The Company and Employee hereby agree that Employee will not be required to voluntarily forfeit his existing options to purchase 175,000 shares of InterDent Common Stock as specified in Section 13 of the Agreement.

     5. Except as expressly amended hereby, all of the terms and provisions of the Agreement shall remain in full force and effect.



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IN WITNESS WHEREOF, the parties have executed this Addendum #2 to the First
Amendment to Employment Agreement as of the date first written above.


                                    COMPANY:



                                    By:  /s/ Wayne Posey
                                         -------------------------
                                             Wayne Posey, Director



                                    By:  /s/ Robert Finzi
                                         --------------------------
                                             Robert Finzi, Director


                                    By:  /s/ Steven Matzkin
                                         --------------------------
                                             Steven Matzkin, D.D.S.
                                             Co-Chairman and President



                                    EMPLOYEE:

                                    By:  /s/ Michael T. Fiore
                                         --------------------------
                                             Michael T. Fiore